Exhibit 99.1

Presentation Materials for Investors

June 2014
                                                                               1

Disclaimer

[] This presentation includes certain "forward-looking statements" within the meaning of The U.S. Private Securities Litigation Reform Act of 1995.

[] These statements are based on current expectations and currently available information.

[] Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor
Corporation and Toyota Motor Credit Corporation.

[] We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.

[] This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation.

[] Investors and others should note that we announce material financial information using the investor relations section of our corporate website
(http://www. toyotafinancial. com) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed
(http://www. twitter.com/toyotafinancial) . We may update our social media channels from time to time on the investor relations section of our corporate website.
                                                                               2

Disclaimer

[] This presentation includes certain "forward-looking statements" within the meaning of The U.S. Private Securities Litigation Reform Act of 1995.

[] These statements are based on current expectations and currently available information.

[] Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor
Corporation and Toyota Motor Credit Corporation.

[] We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.

[] This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solicitation of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation.

[] Investors and prospective investors in securities of TMCC are required to make their own independent investigation and appraisal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of TMCC. Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice.

[] This presentation is made to and directed only at (i) persons outside the
United Kingdom, or (ii) qualified investors or investment professionals falling within Article 19(5) and Article 49(2)(a) to (d) of the Financial Services and
Markets Act 2000 (Financial Promotion) Order 2005 (the "Order"), or (iii) high net worth individuals, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order, and (iv)
persons who are "qualified investors" within the meaning of Article 2(1)(e) of the Prospectus Directive (Directive 2003/71/EC) as amended (such persons collectively being referred to as "Relevant Persons"). This presentation must not be acted or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this presentation relates is available only to Relevant Persons and will be engaged in only with Relevant
Persons.

[] This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the base prospectus of Toyota Motor Finance (Netherlands) B.V., Toyota Credit Canada
Inc., Toyota Finance Australia Limited and Toyota Motor Credit Corporation
dated 13 September 2013 as supplemented from time to time together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at www.londonstockexchange.
com/exchange/news/market -news/market -news-home.html.

[] Investors and others should note that we announce material financial information using the investor relations section of our corporate website
(http://www. toyotafinancial. com) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed
(http://www. twitter.com/toyotafinancial) . We may update our social media channels from time to time on the investor relations section of our corporate website.

                                                                               3

Toyota's Global Businesses

                                                                               4

TMC Consolidated Financial Results

                          Fiscal Year Ended March 31,
(JPY billions)      2012                     2013     2014
================ ======== ======================== =========
Net Revenues     18,583.7                22,064.2  25,691.9
Operating Income    355.6                 1,320.9   2,292.1
Net Income          283.6                   962.2   1,823.1

Source: TMC FY2012 , FY2013 & FY2014 Financial Summary

                                                                               5

TMC Consolidated Balance Sheet

(JPY billions)	FY2012 As of March 31, 2012	FY2013 As of March 31, 2013	FY2014 As of March 31, 2014
Current assets	12,321.2	13,784.9	15,717.7
Noncurrent finance receivables, net	5,602.5	6,943.8	8,102.3
Investment & other assets	6,491.9	7,903.4	9,976.2
Property, plant & equipment, net	6,235.4	6,851.2	7,641.3
Total Assets	**30,651.0**	**35,483.3**	**41,437.5**
Liabilities	19,584.5	22,710.5	26,218.5
Shareholders' equity	11,066.5	12,772.9	15,219.0
Total Liabilities & Shareholders' Equity	**30,651.0**	**35,483.3**	**41,437.5**

Source: *TMC FY2012 , FY2013 & FY2014 Financial Summary*

6

Toyota Across the United States

Operations Overview

                                                                               7

Toyota's Next Chapter

[] Recently announced consolidation of Toyota headquarters functions

[] Will move to a single location in Plano, Texas during 2016 - 2018

[] Unified manufacturing and sales leadership HQ will enable us to:

-- Improve collaboration and break down operational siloes

-- Respond to changes in the market faster and improve our competitive advantage

-- Better align manufacturing operations with sales, marketing and other functions

-- Ultimately build better vehicles for our customers

                                                                               8

Toyota Motor Sales, USA

- TMS sold 2.23 million vehicles in 2013; its highest sales volume since 2007 and up 7.4% from 2012
  - Toyota division was the #1 US retail brand in 2013
  - Camry was the best-selling passenger car in America for the 12th consecutive year
- Industry-leading investment in next-generation technologies in power-train, safety and production
  - TMS has one of the most fuel-efficient line-ups of any full-line OEM
  - Over 2.2 million hybrids sold in the US and nearly 6 million worldwide(1)
  - 11 hybrid models (2), 1 plug-in model, and 1 EV model across the TMS line-up
- For 2014, TMS is launching 10 new or refreshed models. Recent and upcoming vehicle launches:

- 4Runner	- RAV 4	- Lexus IS
- Camry	-Tundra	- Lexus RC / RC F
- Highlander & HV	- Scion tC	- Lexus NX

(1) As of December 2013
(2) Includes cars and light trucks

Source: *TMS Reports*

9

Toyota Motor Sales, USA (2)

- Quality, dependability, safety and product appeal remain high as reflected by numerous 3rd party accolades

2014 NHSTA 5-Star **Overall Safety Rating** 14 Toyota, Lexus and Scion models	**2014 Consumer Reports** **Best New Car Value** Toyota Prius	**2014 Popular Mechanics** **10 Best Cars and Trucks** 2014 Lexus IS
2014 NHTSA Top 10 Most 'American Made' Vehicles Camry, Corolla & Tundra	**Worlds Most Innovative Companies** Toyota ranked 5th overall and the highest amongst automotive brands	**Interbrand** **Best Brand in 2013** Toyota ranked 10th overall and the highest amongst automotive brands
2013 Edmunds **Best Small Pickup Truck** Toyota Tacoma	**2013 Initial Quality Study** Camry ranked no. 1	**Kelley Blue Book's** **10 Best Green Cars of 2013** Prius Plug-in & Avalon Hybrid

10

Toyota Motor Sales, USA (3)

                                                                              11

Toyota Motor Sales, USA (4)

                                                                              12

Toyota Motor Sales, USA (5)

                                                                              13

Toyota

Financial

Services

                                                                              14

TFS Group Global Presence

                                                                              15

Toyota Motor Credit Corporation (TMCC)

Toyota Motor Corporation (TMC)

Toyota Financial Services Corporation (TFSC)

Toyota Motor Credit Corporation (TMCC)

(1)
[] Over 4.1  million active finance contracts (2) (2)
[] AA- /Aa3 rated captive finance company by S&P / Moody's (3)
[] Credit support agreement structure with TFSC/TMC

(1) As of March 31, 2014
(2) Outlook stable
(3) The Credit Support Agreements do not apply to securitization transactions

                                                                              16

TMCC Products and Services

[] Retail

[] Lease

[] Wholesale

[] Real Estate

[]Working Capital

[] Revolving Credit Lines

[]Forklift

[] Hino Medium Duty

[]Retail

[]Lease

[] Service Agreements

[] Prepaid Maintenance

[] Guaranteed Auto

Protection

[] Excess Wear & Use

[] Tire & Wheel
                                                                              17

Extensive Field Organization

[] Decentralized dealer and field support

[] Centralized servicing and collections (circled)

                                                                              18

Recent TMCC Business Highlights

[] In excess of $10.6   billion income before income taxes over the past 5
years(1)

[] Continuing the trend in 2014, TFS is the top U. S.  auto lender in all new vehicles(2)

[] Strong market share continues to drive solid financing revenues and sales support

[] Low net charge-off  ratio driven by prudent underwriting standards and proactive servicing practices

[] High insurance penetration and growing insurance volume

(1) For the four year period from FY10 through FY14

(2) Source: AutoCount as of December 31, 2013

                                                                              19

TMCC Earning Asset Composition

                                                                  24.9
 17.4         19.3                19.0                     20.2
------ ----- -------- ---------- ------ ----------------- ------ ------
Mar-10       Mar-11              Mar-12                   Mar-13 Mar-14
       Lease   Retail Sold (ABS)        Wholesale & Other

Source: TMCC March 31, 2011 10-K, March 31, 2012 10-K , March 31, 2013 10-K
&March 31, 2014 10-K

                                                                              20

TMCC Financial Performance - Select Data

Fiscal Year Ended March 31,

Source: TMCC March 31, 2012 10-K & TMCC March 31, 2014 10-K

(USD millions)                        2010  2011
------------------------------------ ----- -----
Total Financing Revenues             8,163 8,064
  add: Other Income                   680   779
  less: Interest Expense             5,587 4,967
                  and Depreciation
Net Financing Revenues               3,256 3,876
                  and Other Revenues
Net Income                           1,063 1,853

 2012  2013   2014
----- ------ -----
7,429 7,244  7,397
  717  744    702
4,639 4,508  5,352
3,507 3,480  2,747
1,486  1,331  857

                                                                              21

TMCC Financial Performance - Select Data

(1) Percentage of gross earning assets

(2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (net finance receivables less allowance for credit losses)
plus gross investments in operating leases (net investments in operating leases less allowance for credit losses)

Note: All percentage figures calculated were
based on a 120-day charge-off policy
                                             Source: TMCC March 31, 2014 10-K 22

Fiscal Year Ended March 31,

(USD millions)                       2010   2011
------------------------------------ ----- ------
Over 60 Days Delinquent (1)        0.45% 0.26%
Allowance for Credit Losses(1) (2) 2.31%  1.13%
Net Credit Losses                    1.03% 0 .52%

 2012 2013   2014
----- ----- ------
0.18% 0.19% 0 .18%
0.80% 0.63% 0.50%
                 .
0 .21% 0.27% 0.28%
                                                                              22

TMCC

Funding

Programs

                                                                              23

Exceptional Liquidity

[] A-1+/P-1     direct commercial paper program (1) [] $18.7  billion committed
credit facilities (2) [] $6.0   billion short-term  investment portfolio

[] Over $60  billion in readily salable retail loan & lease receivables

[] Access to various domestic and international markets

[] Billions of additional capacity in global benchmark markets

[] Extensive inter-company  lending infrastructure

[] Credit support agreements: TMCC []TFSC [] TMC

(1) As of March 31, 2014
(2) Average balance for fiscal year end March 31, 2014 24
Source: TMCC March 31, 2014 10-K

                                                                              24

TMCC Funding Program Objectives

[] TMCC is committed to:

-- Maintaining funding diversity and exceptional liquidity

-- Issuing into strong demand with attractive deals

-- Identifying & developing new markets and investor relationships

-- Responding quickly to opportunities with best-in-class    execution

                                                                              25

New Funding Vehicles

[] Auto industry's first ever Green Bond ABS

[] Diversity and Inclusion (D&I) bond syndicates led by diversity firms

[] Competitive, innovative and socially responsible

                                                                              26

TMCC FY14 Funding Overview

$19.9 billion of long term debt funded in FY2014

Other
3%

EMTN
13%

Global MTN
21%

MTN
35%

Public /
Private ABS
28%

[] $14.3   billion in unsecured debt

[] $5.6   billion in secured debt (net of amount retained)

-- $2.5   billion comprised of public term secured funding (net of amount retained)

As of March 31, 2014

Source: Company Reports

                                                                              27

Diversification in Debt Offerings

TMCC Long Term Debt Outstanding (USD millions)

By Deal Type

By Currency

Uridashi

$2,457

                                                                              28

Funding Flexibility And Responsiveness

Diversification Across USD Curve (1)

(1) Unsecured U.S. MTN issuance, excluding Structured Notes and Retail Notes
Percentages may not add to 100% due to rounding
As of March 31, 2014
Source: Company Reports

                                                                              29

Key Investment Highlights

[] Financial strength supported by strong credit ratings

[] Transparent business model with exceptional liquidity

[] Rational funding programs with long term perspective

-- Diversification in bond offerings

-- Focus on proactively meeting needs of market

-- Strong emphasis placed on flexibility and responsiveness

[] Industry-leading  in:

-- Liquidity management framework

-- Balance sheet strength

-- Business model resiliency

                                                                              30

TMCC Retail Loan Collateral & ABS
Transactions

                                                                              31

Credit Decisioning & Collections

[] Recent consistent, conservative underwriting standards have produced low levels of delinquencies and credit losses

-- Identification & minimization of least desirable segments

-- Ongoing focus on Toyota and Lexus business

[] Optimization of collections strategy and staff supports loss mitigation while enabling portfolio growth

-- Emphasis on early intervention

-- Reinforcement of strong compliance management system

(1) Delinquency is 30+ day delinquencies as a percentage of receivables outstanding

(2) Credit loss is annual net credit loss as a percentage of receivables outstanding

                                                                              32

Credit: Results*

[] Retail loan credit performance has shown significant improvement

-- Portfolio-level  performance trends show general improvement

-- Recent vintages outperforming older cohorts

0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64 68 72
Month
* Abbreviated for presentation purposes 33

Source: Company Reports
                                                                              33

Managed Portfolio Performance

TMCC Retail Loan Delinquency Experience [1]

	At March 31,				
	2014	2013	2012	2011	2010
Outstanding Contracts (2)	3,220,641	3,156,247	3,119,781	3,189,591	3,093,894
Number of Accounts Past Due in the following categories					
30 - 59 days	32,920	35,672	35,162	43,070	55,123
60 - 89 days	6,660	7,182	6,786	8,588	11,722
Over 89 days	5,799	6,362	5,870	9,153	10,953
Delinquencies as a Percentage of Contracts Outstanding (3)					
30 - 59 days	1.02%	1.13%	1.13%	1.35%	1.78%
60 - 89 days	0.21%	0.23%	0.22%	0.27%	0.38%
Over 89 days	0.18%	0.20%	0.19%	0.29%	0.35%

(1) The historical delinquency data reported in this table includes all retail vehicle installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.

(2) Number of contracts outstanding at end of period.

(3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be past due if less than 90% of such payment is made.

34

Source: *Company Reports*

Performance – Retail Loan

TMCC Managed Portfolio Net Loss and Repossession Experience (dollars in thousands) [1]

	For the Fiscal Years Ended				
	2014	2013	2012	2011	2010
Principal Balance Outstanding (2)	$48,761,164	$46,932,720	$44,648,020	$45,053,303	$43,234,740
Average Principal Balance Outstanding (3)	$47,846,942	$45,790,370	$44,850,661	$44,144,021	$43,360,181
Number of Contracts Outstanding	3,220,641	3,156,247	3,119,781	3,189,591	3,093,894
Average Number of Contracts Outstanding (3)	3,188,444	3,138,014	3,154,686	3,141,743	3,072,036
Number of Repossessions (4)	34,923	34,353	42,937	64,710	79,637
Number of Repossessions as a Percent of the Average Number of Contracts Outstanding	1.10%	1.09%	1.36%	2.06%	2.59%
Gross Charge-Offs (5)(6)	$257,586	$244,432	$240,736	$447,159	$724,212
Recoveries (7)	$62,714	$69,088	$78,593	$98,105	$116,892
Net Losses	$194,872	$175,344	$162,143	$349,054	$607,320
Net Losses as a Percentage of Average Principal Balance Outstanding	0.41%	0.38%	0.36%	0.79%	1.40%

(1) The net loss and repossession data reported in this table includes all retail installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.

(2) Principal Balance Outstanding includes payoff amount for simple interest contracts and net principal amount for actuarial contracts. Actuarial contracts do not comprise any of the Receivables.

(3) Average of the principal balance or number of contracts outstanding as of the beginning and end of the indicated periods.

(4) Includes bankrupt repossessions but excludes bankruptcies.

(5) Amount charged-off is the net remaining principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.

(6) Beginning in February 2010, Toyota Motor Credit Corporation changed its charge-off policy from 150 days past due to 120 days past due.

(7) Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and chargebacks.

35

Source: *Company Reports*

Origination Profile

TMCC Retail Auto Loan Originations

Original Summary Characteristics by Vintage Origination Year:	2010	2011	2012	2013	2014[1]
Number of Pool Assets	956,010	911,545	973,979	1,008,958	221,109
Original Pool Balance	$21,924,552,881	$21,608,462,287	$24,029,119,369	$25,332,328,542	$5,632,125,913
Average Initial Loan Balance	$22,933	$23,705	$24,671	$25,107	$25,472
Weighted Average Interest Rate	3.91%	3.76%	3.15%	2.94%	3.22%
Weighted Average Original Term	62 months	63 months	63 months	63 months	64 months
Weighted Average FICO	738	735	731	727	723
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance:					
State 1	CA - 18.0%	CA - 18.9%	CA - 19.3%	CA - 21.4%	CA - 21.5%
State 2	TX - 13.1%	TX - 12.6%	TX - 14.1%	TX - 13.3%	TX - 14.3%
State 3	NY - 5.2%	NY - 5.4%	NY - 5.1%	NY - 4.6%	NY - 4.5%
State 4	NJ - 4.7%	NJ - 4.9%	NJ - 4.5%	NJ - 4.4%	NJ - 4.3%
State 5	VA - 4.5%	IL - 4.1%	VA - 4.2%	IL - 3.9%	PA - 3.9%
Distribution of Receivables by Contract Rate:[2]					
Less than 2.0%	35.2%	30.3%	44.1%	51.2%	49.2%
2.0% - 3.99%	22.8%	35.9%	27.8%	20.2%	20.3%
4.0% - 5.99%	19.3%	17.5%	15.1%	14.0%	14.1%
6.0% - 7.99%	13.6%	8.5%	6.6%	6.7%	7.6%
8.0% - 9.99%	4.1%	3.2%	2.7%	3.2%	3.6%
10.0% - 11.99%	1.7%	1.6%	1.4%	1.5%	1.7%
12.0% - 13.99%	0.9%	0.7%	0.5%	0.6%	0.7%
14.0% - 15.99%	0.7%	0.6%	0.5%	0.6%	0.7%
16.0% and greater	1.8%	1.7%	1.4%	2.0%	2.1%
Total	100.00%	100.00%	100.00%	100.00%	100.00%
Share of Original Assets:					
Percentage of Non-Toyota/Non-Lexus	4.9%	4.4%	3.3%	3.3%	3.6%
Percentage of 72+ Month Term	9.8%	10.5%	10.0%	10.6%	11.2%
Percentage of Used Vehicles	30.6%	31.5%	24.4%	24.5%	25.1%

(1) As of March 31, 2014

(2) Percentages may not add to 100% due to rounding

Source: *Company Reports*

36

Origination Characteristics

Weighted Average Original Term

*As of March 31, 2014
Source: Company Reports

Weighted Average FICO

Weighted Average FICO

New vs. Used

                                                                              37

ABS Deal Comparison

Toyota Auto Owner Trust (TAOT)[1]

Original Summary Characteristics by Prior Securitization:	TAOT 2012-A	TAOT 2012-B	TAOT 2013-A	TAOT 2013-B	TAOT 2014-A
Number of Pool Assets	95,915	62,985	84,513	66,096	115,093
Original Pool Balance	$1,558,792,743	$1,034,333,678	$1,301,545,574	$1,054,454,801	$1,845,073,346
Average Principal Balance	$16,252	$16,422	$15,401	$15,953	$16,031
Weighted Average Interest Rate	2.89%	2.85%	2.56%	2.24%	2.10%
Weighted Average Original Term	61	61	61	61	61
Weighted Average FICO	754	754	756	757	757
Geographic Distribution of Receivables representing the 5 states with the greatest					
State 1	CA - 19.8%	CA - 21.4%	CA - 20.0%	CA - 21.3%	CA - 22.6%
State 2	TX - 12.4%	TX - 13.3%	TX - 13.3%	TX - 13.4%	TX - 13.4%
State 3	IL - 4.5%	NJ - 4.7%	VA - 4.3%	IL - 4.2%	IL - 4.6%
State 4	VA - 4.5%	IL - 4.5%	IL - 4.3%	VA - 4.1%	PA - 4.3%
State 5	MD - 4.1%	NY - 4.5%	NJ - 4.2%	PA - 4.0%	NJ - 4.2%
Share of Original Assets:					
Percentage of Non-Toyota/ Non-l	0.0%	0.0%	0.0%	0.0%	0.0%
Percentage of 72+ Month Term	0.0%	0.0%	0.0%	0.0%	0.0%
Percentage of Used Vehicles	27.3%	26.3%	22.7%	21.8%	21.4%

(1) Abbreviated for presentation purposes

Source: *Company Reports*

38

TAOT Deal Performance

As of April 15, 2014 Payment Date


0.40%
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41

		Moody's		S&P		Final
	Transaction	Initial EL	Updated EL	Initial EL	Updated EL	Actual CNL
TAOT 2010-A	TAOT 2010-A	1.25%	0.45% - 0.70%	1.70% - 1.90%	0.30% - 0.35%	0.32%
TAOT 2010-B	TAOT 2010-B	1.25%	0.45% - 0.70%	1.50% - 1.70%	0.25% - 0.30%	0.23%
TAOT 2010-C	TAOT 2010-C	1.15%	0.35% - 0.60%	1.40% - 1.60%	0.20% - 0.25%	0.19%
TAOT 2011-A	TAOT 2011-A	1.15%	0.25%	1.40% - 1.60%	0.20% - 0.25%	
TAOT 2011-B	TAOT 2011-B	0.85%	0.25%	1.15% - 1.35%	0.25% - 0.30%	
TAOT 2012-A	TAOT 2012-A	0.70%	0.30%	0.85% - 1.00%	0.85% - 1.00%	
TAOT 2012-B	TAOT 2012-B	0.50%	0.30%	0.75% - 0.90%	0.75% - 0.90%	
TAOT 2013-A	TAOT 2013-A	0.50%	0.40%	0.65% - 0.80%	0.65% - 0.80%	
TAOT 2013-B	TAOT 2013-B	0.40%	0.40%	0.55% - 0.70%	0.55% - 0.70%	
TAOT 2014-A	TAOT 2014-A	0.40%	0.40%	0.55% - 0.70%	0.55% - 0.70%	

39

Source: *Company Reports*

Sales

& Trading

Update

                                                                              40

Commercial Paper Programs Highlights

[] A-1+/P-1 Direct Commercial Paper Programs

-- 3 distinct USD commercial paper programs (TMCC, TCPR, TCCI) -- $13.0
billion multi-party  committed credit facilities  -- $5.7   billion bilateral
committed credit facilities -- $25.9   billion USCP combined average
outstanding for TMCC and TCPR

-- Over 600 diverse institutional investors

[] State and local municipalities

[] Large corporations

[] Pension and retirement funds

[] Financial institutions

[] Money managers and mutual fund companies

-- Rates are posted daily on Bloomberg DOCP screen

Source: TMCC March 31, 2014 10-K

                                                                              41

TOYOTA
FINANCIAL SERVICES

                                                                              42